                                                                 Exhibit 10.24.3

[Logo of Bank of America]

                                Interest RATE CAP
                                -----------------

BANK OF AMERICA, N.A.
---------------------

DERIVATIVES TRADE SUPPORT

TO:       Ventas Realty, Limited Partnership
          4360 Brownsboro Road, Suite 115
          Louisville, KY  40207

ATTN:     Debbie Cafaro
TEL:      502-357-9010
FAX:      502-357-9001

FROM:     Bank of America, N.A.
          233 South Wacker Drive - Suite 2800
          Chicago, IL  60606

DATE:  11DEC01

Our Reference Number:      236853

Internal Tracking Numbers: 3405948

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Ventas Realty, Limited Partnership and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of September 28, 2001, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Ventas Realty, Limited Partnership.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:                        $225,000,000 (Amortizing - see schedule)

     Trade Date:                             December 11, 2001

     Effective Date:                         December 12, 2001

     Termination Date:                       December 10, 2006, subject to adjustment in accordance
                                             with the Modified Following Business Day Convention

     Fixed Amounts:

     Fixed Rate Payer:                       Bank of America, N.A.

     Fixed Rate Payer Payment Dates:         N/A

     Fixed Amount:                           $0

     Floating Amounts:

     Floating Rate Payer:                    Ventas Realty, Limited Partnership

     Cap Rate:                               8.00%

     Floating Rate Period End Dates:         The tenth day of each month
                                             commencing January 10, 2002 and
                                             ending on the Termination Date,
                                             subject to adjustment in accordance
                                             with the Modified Following
                                             Business Day Convention

     Floating Rate Payer Payment Dates:      The ninth day of each month
                                             commencing January 9, 2002 and
                                             ending on December 9, 2006
                                             subject to adjustment in
                                             accordance with the Preceding
                                             Business Day Convention.

     Floating Rate Option                    USD-LIBOR-BBA

     Floating Rate for initial Calculation   1.9413%
     Period:

     Designated Maturity:                    1-month

     Floating Rate Day Count Fraction:       Act/360

     Reset Dates:                            Two business days prior to the
                                             first day of each calculation
                                             period

     Method of Averaging:                    N/A

     Compounding:                            Inapplicable

     Compounding Dates:                      N/A

     Business Days:                          New York

     Calculation Agent:                      Party A

3.   Recording of Conversations:

     Each Party to this Transaction acknowledges and agrees to the tape or electronic recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4.   Account Details:

     Account for payments to                 Pay to:
     Party A:
                                             Name:        Bank of America, N.A.

                                             City:        New York

                                             ABA No:      026009593

                                             Account No:  6550219386

                                             Attn:        Rate Derivative
                                                          Settlements

     Account for payments to                 Ventas Realty Limited Partnership
     Party B:                                Sun Trust Bank
                                             ABA:         064000046
                                             A/C #:       7020723487

5.   Offices:

     The Office of Party A for this          Charlotte, NC
     Transaction is:

     The Office of Party B for this          Ventas, Inc.
     Transaction is:                         4360 Brownsboro Road, Suite 115
                                             Louisville, KY 40207

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations fax no. (+1 312) 234 3603.

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Bank of America, N.A.                Accepted and confirmed as of the date first
                                     written:

                                     Ventas Realty, Limited Partnership


/s/ Tracey Bissell                   /s/ T. Richard Riney
------------------------------       ------------------------------------------
Authorized Signatory                 Name:    T. Richard Riney
                                     Title:   Executive Vice President

Amortization Schedule:

         Start Date          Notational Amount (USD)
          12/12/01              $ 225,000,000.00
          1/10/02               $ 224,814,185.09
          2/11/02               $ 224,626,905.34
          3/11/02               $ 224,438,149.19
          4/10/02               $ 224,247,905.02
          5/10/02               $ 224,056,161.10
          6/10/02               $ 223,862,905.59
          7/10/02               $ 223,668,126.58
          8/12/02               $ 223,471,812.07
          9/10/02               $ 223,273,949.94
          10/10/02              $ 223,074,528.00
          11/12/02              $ 222,873,533.95
          12/10/02              $ 222,670,955.40
          1/10/03               $ 222,466,779,85
          2/10/03               $ 222,260,994.72

          3/10/03               $ 222,053,587.32
          4/10/03               $ 221,844,544.85
          5/12/03               $ 221,633,854.44
          6/10/03               $ 221,421,503.08
          7/10/03               $ 221,207,477.68
          8/11/03               $ 220,991,765.05
          9/10/03               $ 220,774,351.89
          10/10/03              $ 220,555,224.78
          11/10/03              $ 220,334,370.23
          12/10/03              $ 220,111,774,60
          1/12/04               $ 219,887,424.18
          2/10/04               $ 219,661,305.13
          3/10/04               $ 219,433,403.50
          4/12/04               $ 219,203,705.26
          5/10/04               $ 218,972,196.22
          6/10/04               $ 218,738,862.12
          7/12/04               $ 218,503,688.57
          8/10/04               $ 218,266,661.07
          9/10/04               $ 218,027,765.01
          10/12/04              $ 217,786,985.64
          11/10/04              $ 217,544,308,13
          12/10/04              $ 217,299,717.52
          1/10/05               $ 217,053,198.71
          2/10/05               $ 216,804,736.52
          3/10/05               $ 216,554,315.61
          4/11/05               $ 216,301,920.55
          5/10/05               $ 216,047,535.78
          6/10/05               $ 215,791,145.61
          7/11/05               $ 215,532,734.23
          8/10/05               $ 215,272,285.71
          9/12/05               $ 215,009,783.98
          10/11/05              $ 214,745,212.87
          11/10/05              $ 214,478,556.05
          12/12/05              $ 214,209,797.09
          1/10/06               $ 213,938,919.41
          2/10/06               $ 213,665,906.31
          3/10/06               $ 213,390,740.96
          4/10/06               $ 213,113,406.39
          5/10/06               $ 212,833,885.50
          6/12/06               $ 212,552,161.05
          7/10/06               $ 212,268,215.68
          8/10/06               $ 211,982,031.86
          9/11/06               $ 211,693,591.97
          10/10/06              $ 211,402,878.21
          11/10/06              $ 211,109,872.65